                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial and Other Data" and "Experts" and to the use of our report dated February 24, 2000, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of NETtel Communications, Inc. dated on or about April 20, 2000.


                                        /s/ Ernst & Young LLP

McLean, Virginia
April 20, 2000